SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM 8-K
                         CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2000


                     DMI FURNITURE, INC.
       (Exact name of registrant as specified in charter)


Kentucky               0-4173                41-0678467
(State or other   (Commission File Number)  (IRS Employer
jurisdiction or                             Identification
incorporation)                               No.)

One Oxmoor Place
101 Bullitt Lane
Louisville, Kentucky                              40222
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:(502)426-4351

                               N/A
                (Former name or former address
                if changed since last report.)


           INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     On August 24, 2000, DMI Furniture, Inc. announced that its board of directors has approved an amendment to its by-laws. The amendment adds new by-law sections establishing procedures for the introduction of business at stockholder meetings, and the nomination of directors. The new provisions require stockholders to deliver written notice of proposed business and director nominations to the Company not less than 60 and not more than 90 days before stockholder meetings.

     The Board has also set the date for the next annual meeting of DMI's stockholders for December 15, 2000 at 10:00 AM at The Brown Hotel in Louisville. The record date for stockholders to vote on matters brought before the meeting was set for November 1, 2000. The Company's press release dated August 24, 2000 is attached as Exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information

and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

        (b)  Pro Forma Financial Information.

          Not Applicable.

        (c)  Exhibits.

          3    Amended and Restated Bylaws

          99   Press Release dated August 24, 2000.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DMI FURNITURE, INC.
                              By: /s/Joseph G. Hill
                                  Joseph G. Hill
                                  Vice President, Finance Chief
                                  Financial Officer

                              Date: August 31, 2000